UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23417

X-Square Balanced Fund, LLC

(Exact name of Registrant as specified in charter)

Popular Center

209 Munoz Rivera, Suite 1111

San Juan, Puerto Rico 00918

(Address of Principal Executive Offices) (Zip code)

Joshua B. Deringer

Faegre Drinker Biddle & Reath LLP

One Logan Square, Ste. 2000

Philadelphia, Pennsylvania 19103

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code: +1 (787) 282-1621

Date of fiscal year end: December 31

Date of reporting period: January 1, 2020 - December 31, 2020

Item 1. Report to Stockholders.

(a)

CAPITAL

X-SQUARE BALANCED FUND, LLC

First mutual fund in Puerto Rico registered with the SEC

Annual Report

December 31, 2020

SCAN ME

(787) 282-1621
info@squarecapital.com
www.xsquarecapital.com

Suite 1111, Popular Center
208 Ponce de León Ave.
San Juan, PR 00918

TICKER	SHARE CLASS
SQBFX	Class A
SQCBX	Class C
SQBIX	Institutional Class

Table of Contents

Shareholder Letter	1
Portfolio Update	5
Disclosure of Fund Expenses	8
Schedule of Investments	10
Statement of Assets and Liabilities	13
Statement of Operations	14
Statement of Changes in Net Assets	15
Financial Highlights	17
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	27
Additional Information	28
Managers and Officers	31

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.xsquarecapital.com), and each time a report is posted you will be notified by mail and provided with a website address to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or the Fund at 1-833-X-SQUARE.

If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports.

X-Square Balanced Fund	Shareholder Letter

December 31, 2020 (Unaudited)

January 2021
Dear Shareholder:

The X-Square Balanced Fund (the “Fund”) registered a 11.96% net gain for the 1st calendar year of 2020 ending on December 31st.

The Fund

Calendar year 2020 was marked by historic levels of volatility and a systemic risk-off meltdown due to the unprecedented COVID-19 (“coronavirus”) black swan. While all three main U.S. indices, the S&P500 Index (“SPX”), the Nasdaq Composite Index (“Nasdaq”), and the Dow Jones Industrial Average Index (“Dow”) posted gains for the calendar year, the latter recorded its worst first-quarter performance (Q1) in history. The coronavirus pandemic wreaked havoc throughout the markets. Government-imposed lockdowns, which began in Asia and slowly moved west to the United States (“U.S.”), caused the worst economic contraction ever1, as measured by Gross Domestic Product (“GDP”), in the 2nd quarter of 2020. As the economy locked-down without precedent, all asset classes converged to a beta of one and collapsed. Bizarrely, the only safe-haven during the March crash was the U.S. dollar. The dollar funding shortage2 was so extent that it actually appreciated in value against a basket of currencies during the crash. The systemic collapse was so severe and rapid that the SPX entered into correction territory, a drop of at least 10% from its recent peak, at record pace. Exacerbating the lockdown-induced economic and market collapse was the fact that the Prince of Saudi Arabia initiated an oil price war by the second week of March. After years of efforts of having cut output to balance the market, Saudi Arabia decided to flood the oil market by ramping up production at all costs. This decision caused havoc into an already-fragile market. The collapse in oil prices caused a negative domino effect into many asset classes. The drop in oil prices was so extent that, for the first time in history, oil prices reached negative territory as measured by the Western Texas Intermediate (“WTI”) price index. The demand of oil had crashed beyond the amount being supplied, thus, a lack of storage in April caused producers to actually pay willing buyers of oil. Nonetheless, the buyer would be liable for transporting and storing the oil. At the trough of the market crash, the S&P500 Volatility Index (“VIX”), also known as the fear index, settled at a historic high of $82.69 in March, surpassing the previous high set in the financial crisis of 2008.

The magnitude of the economic collapse was so profound that governments and central banks across the world did not hesitate to enact enormous stimulus packages via expansionary fiscal and monetary policies. The Federal Reserve (“Fed”), which had been expanding its balance sheet since the funding crisis in September of 2019, announced unlimited quantitative easing (“QE”) via purchases of treasury bonds and mortgage backed securities. This announcement marked the trough in the SPX Index collapse, reflecting the power and influence of the Fed. After making sure that credit markets were functioning smoothly and properly, the Fed normalized its purchases at a pace of $120bn per month. In addition, the Fed established numerous special purpose vehicles (“SPV”) along with the Treasury department. The Treasury, passing legislation such as the Coronavirus Aid, Relief, and Economic Security (“CARES”) Act, funded these SPVs with taxpayers’ money. Subsequently, the Fed, acting as a bank, would lever these SPVs up to a multiple of the amount of equity provided. The multiple highly depended on the credit quality of the pledged collateral to be purchased into the SPV. Once the SPVs are fully funded, the Fed then proceeds to make purchases in both the primary and secondary markets across different securities, such as: high-yield bonds, corporate bonds, municipal bonds, commercial paper, among others. In total, the U.S. Government has enacted several stimulus packages totaling approximately $7tn dollars, which, all else equals, explains the USDs relative weakness.

Annual Report | December 31, 2020	1

X-Square Balanced Fund	Shareholder Letter

December 31, 2020 (Unaudited)

The economic recovery has been V-shaped for some sectors, such as technology, whereas it’s been extremely slow for others, such as airlines, cruises, energy and financials, including certain pockets in healthcare that have been negatively impacted by COVID-19. Technology mega-caps that capitalized from the pandemic were responsible for greater than 20% of the SPX returns at one point in 2020 prior to November. In November, vaccine manufacturers published encouraging data and the presidential election resulted not to be contested, eliminating a possible tail-risk event. These two catalysts sparked a massive rally in equities, causing the Fund to increase in value at a strong pace. With vaccination efforts underway, the reopening trade, characterized by the outperformance of economically sensitive sectors, has been leading the markets since November thus far into 2021 and causing a significant increase in the breadth of returns, which is an enticing sign. As a consequence, this trade has caused outsized gains in cyclical stocks, small caps, emerging markets, value stocks, and commodities relative to the broad market as measured by the SPX.

Outlook

Consensus for the U.S. economy is that it will continue its nascent expansion cycle in 2021, as measured by GDP. The interest rate cuts across the world along with QE programs from the most influential central banks have put a floor on bond prices. In turn, this, in our opinion, makes equity investments more attractive, everything else equal. Furthermore, the Fed changed its statement on long-term objectives by stating that they’ll seek inflation that averages 2% over time, thus allowing for inflation overshoots. The Feds extreme dovishness and accommodative policy has pushed market participants to increase their risk appetite to the extent that many investments decisions are funded with cheap credit. The secondary market anticipates that the Fed will most likely reach its dual mandate of low unemployment and 2% average inflation by 2023, causing them not to raise rates until then. In addition, the White House and Congress are both controlled by the democrat majority. Thus, we believe this will cause an even greater amount of increase in the money supply in the form of increased fiscal spending, when compared to a split Congress, and a reconciliatory tone in U.S. and China relations, boosting businesses confidence.

Easy monetary policy coupled with a large fiscal deficit should act as a major tailwind for the economy. Therefore, services and products offered by the U.S. are relatively cheaper to foreign consumers, all else equal. Similarly, multinational companies based in the U.S. benefit from higher revenues via foreign currency conversion. Emerging markets whose debt service is in USDs will also get a relief from lower debt payments, acting as a boon for their economies. The coronavirus vaccine and the staggering amount of people that have contracted the virus should greatly mitigate the spread of it, no longer acting as a major headwind for the economy. Loose fiscal and monetary policies along with a dissipating virus and the reopening of economies should benefit certain sectors over others. The so called reflation trade, in which the Treasury Curve steepens, as measured by the difference in yields in between the 2-year and the 10-year notes, along with economically sensitive sectors should outperform the broad equity indices throughout 2021. We believe that our portfolio is structured to reap the potential benefits should this scenario keep materializing throughout the remainder of the year in the midst of a nascent recovery phase. Nonetheless, we still remain highly cautious as to certain sectors that have become structurally damaged. Sectors whose leverage serves as the basis of its business model and whose demand for product or service hasn’t recovered, could face bankruptcy. Although fiscal and monetary stimulus assists these companies to withstand the demand interruptions, demand for its products or services cannot be created.

2	www.xsquarecapital.com

X-Square Balanced Fund	Shareholder Letter

December 31, 2020 (Unaudited)

Conclusion

The amount of stimulus provided in the U.S. and record low rates have positively impacted the economy and consumer confidence. This year looks to be a continuation of the economic recovery which began in summer of 2020. As the New Year unfolds, we will be mindful of the risks and monitor our portfolio companies diligently. The X-Square team is thankful and grateful for your patience and continued support and trust. We wish you a happy and prosperous New Year.

Best regards,

X-Square Capital, LLC

(1)	The worst contraction ever as measured by the GDP US Chained 2012 Dollars year-over-year Index, which measures the GDP yearly changed using 2012 as the price base. This index is provided by the Bureau of Economic Analysis.
(2)	The U.S. Dollar Index, which indicates the general international value of the U.S. Dollar, appreciated in value during March 2020. The ICE U.S. computes this index by using the rates supplied by some 500 banks.

Annual Report | December 31, 2020	3

X-Square Balanced Fund	Shareholder Letter

December 31, 2020 (Unaudited)

Glossary

S&P500 Index – the S&P 500 is widely regarded as the best single gauge of large-cap U.S. equities and serves as the foundation for a wide range of investment products. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

Nasdaq Composite Index – the NASDAQ Composite Index is a broad-based capitalization-weighted index of stocks in all three NASDAQ tiers: Global Select, Global Market and Capital Markets. The index was developed with a base level of 100 as of February 5, 1971.

Dow Jones Industrial Average – the Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. It has been a widely followed indicator of the stock market since October 1, 1928.

Gross Domestic Product – measures the final market value of all goods and services produced within a country. It is the most frequently used indicator of economic activity.

Beta – beta is a measure of systematic risk. It measures the volatility of a security compared to the market as a whole. Quantitative Easing – quantitative easing is a monetary policy tool in which a central bank purchases government bonds or similar financial assets (i.e. mortgage bonds) in the secondary market in order to put a cap on rates and stimulate the economy.

VIX Index – the VIX Index is a financial benchmark designed to be an up-to-the-minute market estimate of the expected volatility of the S&P500 Index, and is calculated by using the midpoint of real-time S&P500 Index option bid/ask quotes.

West Texas Intermediate Index – the West Texas Intermediate index refers to a mix of crude oil extracted and produced in the United States and traded and delivered at Cushing, Oklahoma. The index is a proxy of oil prices in the United States and it is characterized by its low density and sweetness.

Special Purpose Vehicle – a special purpose vehicle is a legal entity created to fulfill a specific objective.

Yield – yield refers to the return an investor gets on an investment over a certain period of time.

4	www.xsquarecapital.com

X-Square Balanced Fund	Portfolio Update

December 31, 2020 (Unaudited)

Average Annual Total Returns (as of December 31, 2020)

	1 Year	Since Inception*
X- Square Balanced Fund - A - NAV	11.96%	13.68%
X- Square Balanced Fund - A - LOAD	7.80%	10.00%
X- Square Balanced Fund - C - NAV	11.11%	12.75%
X- Square Balanced Fund - C - LOAD	10.11%	11.91%
X- Square Balanced Fund - Institutional -NAV	12.34%	14.02%
S&P 500 Total Return Index(a)	18.40%	21.27%
60% S&P 500 and 40% Bloomberg Barclays US Aggregate(b)	14.73%	15.83%

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. The table shown above does not reflect the dedication of taxes that a Shareholder would pay on Fund distributions or the redemption of Fund shares but does reflect the reinvestment of all dividends and distributions. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month-end is available by calling (787) 282-1621 or by visiting www.xsquarecapital.com.

Fund performance reflects contractual reimbursements in effect. In their absence, performance would be reduced. X-Square Capital, LLC (the “Adviser”) has contractually agreed to reduce its fees and/or absorb expenses of the Fund, for at least one year from the effective date of the Fund’s prospectus, to ensure that Net Annual Operating Expenses will not exceed 2.75%, 3.50% and 2.50% of the Fund’s average daily net assets for Class A, Class C and Institutional Class, respectively. The Adviser may not terminate this waiver arrangement without the approval of the Fund’s Board of Managers.

*	Fund’s inception date is November 1, 2019.
(a)	S&P 500® Total Return Index: the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. Total return assumes reinvestment of any dividends and distributions realized during a given time period. This index does not incur expenses and is not available for direct investment.
(b)	The 60/40 blend is composed of 60% Standard & Poor’s 500 Index (S&P) and 40% Bloomberg Barclays U.S. Aggregate Bond Index (BC Agg) and assumes monthly rebalancing. The S&P is an unmanaged index that is widely regarded as the standard for measuring large-cap U.S. stock market performance. The BC Agg is an unmanaged index that is widely regarded as a standard for measuring U.S. investment grade bond market performance. These indices do not incur expenses and are not available for direct investment. These indices include reinvestment of dividends and/or interest income.

Annual Report | December 31, 2020	5

X-Square Balanced Fund	Portfolio Update

December 31, 2020 (Unaudited)

Top Ten Holdings (as a% of Net Assets)*

U.S. Treasury Note	22.81%
Vanguard Intermediate-Term Corporate Bond ETF	2.36%
Micron Technology, Inc.	1.93%
MercadoLibre, Inc.	1.85%
Advanced Micro Devices, Inc.	1.81%
U.S. Treasury Note	1.80%
Alibaba Group Holding, Ltd.	1.78%
Target Corp.	1.62%
Alphabet, Inc.	1.61%
iShares iBoxx $Investment Grade Corporate Bond ETF	1.58%
Top Ten Holdings	39.15%

Portfolio Composition (as a% of Net Assets)*

Common Stocks	56.44%
Government Bonds	26.23%
Exchange-Traded Funds	8.77%
Total Investments	91.44%
Other Assets in excess of Liabilities	8.56%
Net Assets	100.00%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Tables present indicative values only.

6	www.xsquarecapital.com

X-Square Balanced Fund	Portfolio Update

December 31, 2020 (Unaudited)

Growth of $10,000 (as of December 31, 2020)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Annual Report | December 31, 2020	7

X-Square Balanced Fund	Disclosure of Fund Expenses

December 31, 2020 (Unaudited)

Examples. As a shareholder of the X-Square Balanced Fund (the “Fund”), you incur two types of costs: (1) transaction costs, including applicable redemption fees; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on July 1, 2020 and held through December 31, 2020.

Actual Expenses. The first line under each class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period 7/1/20 to 12/31/20” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line under each class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line under each class in the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8	www.xsquarecapital.com

X-Square Balanced Fund	Disclosure of Fund Expenses

December 31, 2020 (Unaudited)

	Beginning Account Value 7/1/2020	Ending Account Value 12/31/20	Expense Ratio	Expenses Paid During period 7/1/20 to 12/31/20(a)
Class A:
Actual Fund Return	$1,000.00	$1,132.70	2.75%	$14.74
Hypothetical Fund Return	$1,000.00	$1,011.31	2.75%	$13.90
Class C:
Actual Fund Return	$1,000.00	$1,128.60	3.50%	$18.73
Hypothetical Fund Return	$1,000.00	$1,007.54	3.50%	$17.66
Institutional Class:
Actual Fund Return	$1,000.00	$1,134.40	2.50%	$13.41
Hypothetical Fund Return	$1,000.00	$1,012.57	2.50%	$12.65

(a)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account values over the period, multiplied by the number of days in the most recent fiscal half year (184), then divided by 366.

Annual Report | December 31, 2020	9

X-Square Balanced Fund	Schedule of Investments

December 31, 2020

Description	Shares	Value
COMMON STOCKS (56.44%)
COMMUNICATIONS (3.13%)
Alphabet, Inc., Class C(a)	103	$180,444
Facebook, Inc., Class A(a)	626	170,998
		351,442

CONSUMER DISCRETIONARY (12.60%)
Alibaba Group Holding, Ltd., Sponsored ADR(a)	857	199,450
Amazon.com, Inc.(a)	53	172,617
Copart, Inc.(a)	1,131	143,920
General Motors Co.	2,486	103,517
Home Depot, Inc.	358	95,092
Lennar Corp., Class A	1,306	99,556
MercadoLibre, Inc.(a)	124	207,726
PulteGroup, Inc.	2,238	96,503
TJX Cos., Inc.	2,574	175,778
Tractor Supply Co.	852	119,774
		1,413,933

CONSUMER STAPLES (9.30%)
Altria Group, Inc.	2,493	102,213
Calavo Growers, Inc.	1,418	98,452
Costco Wholesale Corp.	426	160,508
Dollar General Corp.	778	163,613
Mission Produce, Inc.(a)	1,924	28,956
Philip Morris International, Inc.	1,826	151,175
Target Corp.	1,030	181,827
Walmart, Inc.	1,090	157,124
		1,043,868

ENERGY (0.96%)
Exxon Mobil Corp.	2,601	107,213

FINANCIALS (10.25%)
Ally Financial, Inc.	4,661	166,212
Bank of America Corp.	5,311	160,976
Berkshire Hathaway, Inc., Class B(a)	676	156,744
Chubb, Ltd.	751	115,594
First BanCorp	6,012	55,431
JPMorgan Chase & Co.	1,326	168,495

See Notes to Financial Statements.

10	www.xsquarecapital.com

X-Square Balanced Fund	Schedule of Investments

December 31, 2020

Description	Shares	Value
FINANCIALS (continued)
Marsh & McLennan Cos., Inc.	865	$101,205
OFG Bancorp	3,525	65,354
Popular, Inc.	1,151	64,824
Truist Financial Corp.	2,000	95,860
		1,150,695

HEALTH CARE (4.47%)
Amgen, Inc.	617	141,861
Bausch Health Cos., Inc.(a)	5,493	114,254
Johnson & Johnson	984	154,861
Teva Pharmaceutical Industries, Ltd., Sponsored ADR(a)	9,404	90,749
		501,725

INDUSTRIALS (4.19%)
Fastenal Co.	2,077	101,420
General Dynamics Corp.	943	140,338
Lockheed Martin Corp.	381	135,247
United Rentals, Inc.(a)	406	94,156
		471,161

REAL ESTATE (1.07%)
Equity LifeStyle Properties, Inc.	1,889	119,687

TECHNOLOGY (9.64%)
Advanced Micro Devices, Inc.(a)	2,220	203,596
Apple, Inc.	621	82,400
Garmin, Ltd.	1,461	174,823
MarketAxess Holdings, Inc.	154	87,866
Mastercard, Inc., Class A	226	80,668
Micron Technology, Inc.(a)	2,875	216,143
PayPal Holdings, Inc.(a)	374	87,591
Shopify, Inc., Class A(a)	132	149,417
		1,082,504

UTILITIES (0.83%)
Iberdrola SA, Sponsored ADR	1,618	93,035

TOTAL COMMON STOCKS (Cost $5,488,244)		6,335,263

See Notes to Financial Statements.

Annual Report | December 31, 2020	11

X-Square Balanced Fund	Schedule of Investments

December 31, 2020

Description	Shares	Value
EXCHANGE-TRADED FUNDS (8.77%)
ETFMG Prime Cyber Security ETF	1,396	$80,354
Global X Silver Miners ETF	2,404	109,670
iShares® Broad USD Investment Grade Corporate Bond ETF	2,857	177,048
iShares® iBoxx $Investment Grade Corporate Bond ETF	1,286	177,635
SPDR® Portfolio Aggregate Bond ETF	5,650	173,964
Vanguard® Intermediate-Term Corporate Bond ETF	2,730	265,192

TOTAL EXCHANGE-TRADED FUNDS (Cost $956,325)		983,863

	Principal Amount	Value
GOVERNMENT BONDS (26.23%)
U.S. Treasury Notes
07/31/22, 0.13%	$2,560,000	$2,560,300
01/31/25, 1.38%	126,500	132,173
10/31/21, 1.50%	199,800	202,079
10/31/26, 1.63%	45,600	48,617

TOTAL GOVERNMENT BONDS (Cost $2,931,409)		2,943,169

TOTAL INVESTMENTS (91.44%) (Cost $9,375,978)		10,262,295
Other Assets In Excess Of Liabilities (8.56%)		960,444
NET ASSETS (100.00%)		$11,222,739

(a)	Non-income producing security.

See Notes to Financial Statements.

12	www.xsquarecapital.com

X-Square Balanced Fund	Statement of Assets and Liabilities

December 31, 2020

ASSETS:
Investments, at fair value (Cost $9,375,978)	$10,262,295
Cash	1,325,576
Dividend and interest receivable	10,338
Receivable due from advisor	87,235
Capital shares sold receivable	768,144
Prepaid expenses and other assets	1,414
Total Assets	12,455,002

LIABILITIES:
Payable for investment securities purchased	1,162,578
Accrued chief compliance officer fees payable	5,833
Accrued fund accounting and administration fees payable	28,592
Accrued distribution fees payable	2,154
Accrued professional fees payable	22,173
Other payables and accrued expenses	10,933
Total Liabilities	1,232,263
Net Assets	$11,222,739

COMPOSITION OF NET ASSETS ATTRIBUTABLE TO SHARES:
Paid-in capital	$10,264,139
Total distributable earnings	958,600
Net Assets	$11,222,739

NET ASSET VALUE
Class A:
Net assets	$8,756,325
Shares outstanding (unlimited shares authorized, no par value)	754,096
Net Asset Value per Share	$11.61
Maximum offering price per share (NAV/0.945, based on maximum sales charge of 5.50% of the offering price)	$12.29
Class C:
Net assets	1,431,324
Shares outstanding (unlimited shares authorized, no par value)	124,409
Net Asset Value per Share	11.50
Institutional Class:
Net assets	1,035,090
Shares outstanding (unlimited shares authorized, no par value)	88,869
Net Asset Value per Share	11.65

See Notes to Financial Statements.

Annual Report December 31, 2020	13

X-Square Balanced Fund	Statement of Operations

For the Year Ended December 31, 2020

INVESTMENT INCOME:
Dividends (net of foreign withholding tax $318)	$57,712
Interest	6,998
Total Investment Income	64,710

EXPENSES:
Investment advisory fee (see Note 4)	43,019
Fund accounting, administration and compliance fees	195,533
Distribution fees
Class A	8,719
Class C	2,558
Offering cost	114,938
Professional fees	124,861
Trustees' fees and expenses	21,795
Transfer agent fees	32,466
Other expenses	20,428
Total Expenses	564,317
Less fees reimbursed by Adviser (See Note 4)
Class A	(362,042)
Class C	(29,344)
Institutional Class	(53,334)
Net Expenses	119,597
Net Investment Loss	(54,887)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investment securities	127,438
Net realized gain:	127,438
Change in unrealized appreciation on:
Investment securities	868,367
Net Realized and Unrealized Gain on Investments	995,805
Net Increase in Net Assets Resulting from Operations	$940,918

See Notes to Financial Statements.

14	www.xsquarecapital.com

X-Square Balanced Fund	Statement of Changes in Net Assets

	For the Year Ended December 31, 2020	For the Period November 4, 2019 (Commencement of Operations) to December 31, 2019
FROM OPERATIONS:
Net investment loss	$(54,887)	$(268)
Net realized gain	127,438	–
Net change in unrealized appreciation	868,367	17,950
Net Increase in Net Assets from Operations	940,918	17,682

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares
Class A:	7,344,246	735,828
Class C:	1,268,500	80,000
Institutional Class:	871,415	–
Cost of shares redeemed
Class A:	(101,637)	–
Institutional Class:	(34,450)	–
Redemption fees
Class A:	136	–
Institutional Class:	101	–
Net Increase from Capital Share Transactions	9,348,311	815,828
Net Increase in Net Assets	10,289,229	833,510

NET ASSETS:
Beginning of period	933,510	100,000
End of period	$11,222,739	$933,510

See Notes to Financial Statements.

Annual Report | December 31, 2020	15

X-Square Balanced Fund	Statement of Changes in Net Assets

	For the Year Ended December 31, 2020	For the Period November 4, 2019 (Commencement of Operations) to December 31, 2019
OTHER INFORMATION:
Capital Share Transactions:
Class A:
Beginning shares	75,143	3,000
Shares sold	690,288	72,143
Shares redeemed	(11,335)	–
Ending Shares	754,096	75,143
Class C:
Beginning shares	10,894	3,000
Shares sold	113,515	7,894
Ending Shares	124,409	10,894
Institutional Class:
Beginning shares	4,000	4,000
Shares sold	87,992	–
Shares redeemed	(3,123)	–
Ending Shares	88,869	4,000

See Notes to Financial Statements.

16	www.xsquarecapital.com

X-Square Balanced Fund – Class A	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	For the Year Ended December 31, 2020	For the Period November 4, 2019 (Commencement of Operations) to December 31, 2019
PER SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$10.37	$10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.14)	(0.00	)(b)
Net realized and unrealized gain on investments	1.38	0.37
Net increase in Net Asset Value	1.24	0.37

Net asset value per share - end of period	$11.61	$10.37

Total Investment Return - Net Asset Value(c)	11.96%	3.70%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to shares, end of period (000s)	$8,756	$779
Ratio of actual expenses to average net assets including fee waivers and reimbursements	2.75%	2.75	%(d)
Ratio of actual expenses to average net assets excluding fee waivers and reimbursements	13.07%	115.61	%(d)
Ratio of net investment loss to average net assets	(1.26%)	(0.19%)
Portfolio turnover rate	20.14%	0.00%

(a)	Calculated using average shares outstanding.
(b)	Less than $0.005 per share.
(c)	Total investment return is calculated assuming a purchase of shares at the opening on the first day and a sale at closing on the last day of the period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.
(d)	These ratios to average net assets have been annualized except the non-recurring offering costs, which have not been annualized.

See Notes to Financial Statements.

Annual Report | December 31, 2020	17

X-Square Balanced Fund – Class C	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	For the Year Ended December 31, 2020	For the Period November 4, 2019 (Commencement of Operations) to December 31, 2019
PER SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$10.35	$10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.21)	(0.02)
Net realized and unrealized gain on investments	1.36	0.37
Net increase in Net Asset Value	1.15	0.35

Net asset value per share - end of period	$11.50	$10.35

Total Investment Return - Net Asset Value(b)	11.11%	3.50%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to shares, end of period (000s)	$1,431	$113
Ratio of actual expenses to average net assets including fee waivers and reimbursements	3.50%	3.50	%(c)
Ratio of actual expenses to average net assets excluding fee waivers and reimbursements	14.81%	161.50	%(c)
Ratio of net investment loss to average net assets	(1.95%)	(0.99%)
Portfolio turnover rate	20.14%	0.00%

(a)	Calculated using average shares outstanding.
(b)	Total investment return is calculated assuming a purchase of shares at the opening on the first day and a sale at closing on the last day of the period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.
(c)	These ratios to average net assets have been annualized except the non-recurring offering costs, which have not been annualized.

See Notes to Financial Statements.

18	www.xsquarecapital.com

X-Square Balanced Fund – Institutional Class	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	For the Year Ended December 31, 2020	For the Period November 4, 2019 (Commencement of Operations) to December 31, 2019
PER SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$10.37	$10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.11)	(0.00	)(b)
Net realized and unrealized gain on investments	1.39	0.37
Net increase in Net Asset Value	1.28	0.37

Net asset value per share - end of period	$11.65	$10.37

Total Investment Return - Net Asset Value(c)	12.34%	3.70%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to shares, end of period (000s)	$1,035	$41
Ratio of actual expenses to average net assets including fee waivers and reimbursements	2.50%	2.50	%(d)
Ratio of actual expenses to average net assets excluding fee waivers and reimbursements	12.00%	239.72	%(d)
Ratio of net investment loss to average net assets	(1.00%)	(0.21%)
Portfolio turnover rate	20.14%	0.00%
(a)	Calculated using average shares outstanding.
(b)	Less than $0.005 per share.
(c)	Total investment return is calculated assuming a purchase of shares at the opening on the first day and a sale at closing on the last day of the period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.
(d)	These ratios to average net assets have been annualized except the non-recurring offering costs, which have not been annualized.

See Notes to Financial Statements.

Annual Report | December 31, 2020	19

X-Square Balanced Fund	Notes to Financial Statements

December 31, 2020

NOTE 1 — ORGANIZATION AND REGISTRATION

X-Square Balanced Fund, LLC (the “Fund”) is an open-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is a non-diversified investment company with an investment objective which seeks conservation of capital, current income and long-term growth of capital and income. The Fund currently offers Class A, Class C and Institutional Class Shares. Each share class of the Fund represents an investment in the same portfolio of securities, but each share class has its own expense structures. The Fund’s Investment Adviser is X-Square Capital, LLC (the “Adviser”).

Subject to certain exceptions, investments in Class C shares are subject to a 1.00% contingent deferred sales charge if shares are sold within 12 months of purchase. The contingent deferred sales charge is expected to be calculated based on the lesser of the offering price and market value of shares being sold.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates. The Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The financial statements have been prepared as of the close of the New York Stock Exchange (“NYSE”) on fiscal period end of the Fund.

Portfolio Valuation: The net asset value (“NAV”) per common share of the Fund is determined daily, on each day that there is a regular trading session on the NYSE as of the close of regular trading. The Fund’s NAV per common share is calculated by dividing the value of the Fund’s total assets, less its liabilities, by the number of shares outstanding and rounding the result to the nearest full cent.

The Fund generally values its securities based on market prices determined at the close of regular trading on the NYSE (normally, 4 p.m. Eastern time) on each business day (Monday through Friday). The Fund will not value its securities on any day that the NYSE is closed, including the following observed holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s currency valuations are done as of the close of regular trading on the NYSE (normally, 4 p.m. Eastern time).

For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange, provided such price is not deemed stale, and that it represents fair value. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the Fund’s Board of Managers (“the Board”) using a variety of pricing techniques and methodologies.

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X-Square Balanced Fund	Notes to Financial Statements

December 31, 2020

The market price for debt obligations (including short-term debt obligations with remaining maturities of 60 days or less) is generally the price supplied by an independent third-party pricing service approved by the Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. In certain circumstances, bid and ask prices may be obtained from: (i) a broker/ dealer specified and deemed reliable by the Adviser, (ii) pink sheets, yellow sheets or the blue list, or (iii) a pricing agent that obtains quotations from broker/dealers or evaluates the value of the respective bid and ask prices. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security.

When such prices or quotations are not available, or when the Adviser believes that they are unreliable, securities may be priced using fair value procedures approved by the Board. The Fund may also use fair value procedures if the Adviser determines that a significant event has occurred between the time at which a market price is determined and the time at which the Fund NAV is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are traded, but before the Fund prices its shares.

The Fund may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the Fund values its securities. In addition, the Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign securities.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A Fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Fund’s valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

Cash and Cash Equivalents: Idle cash may be swept into various overnight demand deposits and is classified as cash and cash equivalents on the Statements of Assets and Liabilities. The Fund maintains cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts swept overnight are available on the next business day.

Annual Report | December 31, 2020	21

X-Square Balanced Fund	Notes to Financial Statements

December 31, 2020

Securities Transactions and Investment Income: Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the identified cost basis method for financial reporting purposes.

Expenses: Some expenses of the Fund can be directly attributed to a Fund specific share class. Expenses that cannot be directly attributed are apportioned among all share classes based on average net assets.

Organizational and Offering Costs: Organization costs consist of costs incurred to establish the Fund and enable it legally to do business. Examples of these costs are fees paid to the Board of Managers, legal fees, and audit fees relating to the seed audit. The Adviser has agreed to bear the costs and to pay all of the Fund’s organizational expenses. As a result, organizational expenses of the Fund are not reflected in the Fund financial statements.

Offering costs incurred by the Fund are treated as deferred charges until operations commence and thereafter will be amortized over a 12 month period using the straight line method. Examples of these costs are registration fees, legal fees, and fees relating to the initial registration statement. All costs incurred by the Fund in connection with its offering will be advanced by the Adviser subject to recoupment as described in Note 4.

Income Taxes: The Fund is taxed under the dispositions applicable to Registered Investment Companies established by the Puerto Rico Internal Revenue Code of 2011, as amended (“the Code”), its regulations and the administrative pronouncements promulgated thereunder. The Code states that every registered investment company will be exempt from Puerto Rico income tax for a taxable year if it distributes to its stockholders at least 90% of its taxable net investment income for such taxable year. The Fund intends to meet the 90% distribution requirement on a yearly basis to maintain the income tax exemption.

For U.S. federal income taxes, the Fund will be treated as a foreign corporation not engaged in a trade or business in the United States for purposes of the U.S. Internal Revenue Code of 1986, as amended (the “U.S. Code”) and does not intend to derive income treated as effectively connected with a trade or business in the United States. As a foreign corporation not engaged in a trade or business in the United States, the Fund will only be subject to United States federal income taxes if it realizes certain items of U.S. source income of a fixed or determinable annual or periodic nature, in which case the Fund will be subject to withholding of United States federal income tax at a 30% gross rate on such U.S. source income (not including interest received by the Fund on certain registered obligations).

As of December 31, 2020, the components of distributable earnings on a tax basis were as follows:

Accumulated ordinary loss:	$(55,155)
Undistributed capital gains:	$127,438
Unrealized appreciation:	$886,317

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X-Square Balanced Fund	Notes to Financial Statements

December 31, 2020

The Puerto Rico income tax basis of the Fund's investments at December 31, 2020, was $9,375,978, and net unrealized appreciation for income tax purposes was $886,317 (gross unrealized appreciation $936,252; gross unrealized depreciation ($49,935)).

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed the Fund's tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund's 2020 tax returns. The Fund identifies its major tax jurisdictions as Commonwealth of Puerto Rico; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months. The Fund remains subject to income tax examinations for its PR income taxes generally for the years 2019 through 2020.

The Fund did not make any distributions from commencement of operations through December 31, 2020.

Indemnification: The Fund indemnifies its officers and managers for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

NOTE 3 — FAIR VALUE MEASUREMENTS

The Fund discloses the classification of their fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Annual Report | December 31, 2020	23

X-Square Balanced Fund	Notes to Financial Statements

December 31, 2020

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2020:

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$6,335,263	$–	$–	$6,335,263
Exchange-Traded Funds	983,863	–	–	983,863
Government Bonds	2,943,169	–	–	2,943,169
Total	$10,262,295	$–	$–	$10,262,295

(a)	For a detailed sector breakdown, see the accompanying Schedule of Investments.

There were no Level 3 securities held in the Fund at December 31, 2020. There were no transfers in or out from Level 3.

NOTE 4 — INVESTMENT ADVISORY AGREEMENT

As compensation for its services, the Fund intends to pay to the Adviser a monthly management fee at an annual rate of 1.00% of its average daily net assets.

The Adviser, pursuant to an Amended and Restated Expense Reimbursement Agreement (the “Agreement”), has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until one year from the date of the Fund’s prospectus, to ensure that Net Annual Operating Expenses (excluding taxes, extraordinary expenses, reorganization expenses, brokerage commissions, interest, other expenditures that are not capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) will not exceed 2.75%, 3.50% and 2.50% of the Fund’s average daily net assets, respectively for Class A, Class C and Institutional Class, respectively. The Adviser will be permitted to recover, on a class-by-class basis, any fees waived and/or expenses reimbursed pursuant to the Agreement described above to the extent that the Fund expenses in later periods fall below the lesser of (i) the expense limitation in effect at the time the fees and/or expenses to be recovered were waived and/or reimbursed and (ii) the expense limitation in effect at the time the Adviser seeks to recover the fees or expenses. The Adviser will not be entitled to recover any such waived or reimbursed fees and expenses more than three years after the date on which the fees were waived or expenses were reimbursed. The Adviser may not terminate this waiver arrangement without the approval of the Fund’s Board of Managers.

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X-Square Balanced Fund	Notes to Financial Statements

December 31, 2020

As of December 31, 2020, the following amounts were available for recoupment by the Adviser based upon their potential expiration date:

	Expiring in 2022	Expiring in 2023
Class A	$84,992	$362,042
Class C	25,562	29,344
Institutional	18,283	53,334

NOTE 5 — OTHER AGREEMENTS

Distribution and Services Agreement
The Fund has adopted a Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). Under the Plan, the Fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders of each class and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year with respect to Class A Shares, 0.00% with respect to Institutional Class shares and 1.00% with respect to Class C shares. The Class C distribution fee includes a distribution fee of up to 0.75% and a service fee of up to 0.25%.

ALPS Distributors, Inc. (the “Distributor”) serves as the Fund’s distributor. The Distributor acts as an agent for the Fund and the distributor of the Fund’s shares.

Administration, Bookkeeping and Pricing Agreement

ALPS Fund Services, Inc. (“ALPS”) serves as the administrator to the Fund. The Fund has agreed to pay expenses incurred in connection with ALPS administrative activities. Pursuant to the Administration, Bookkeeping and Pricing Services Agreement, ALPS will provide operational services to the Fund including, but not limited to fund accounting and fund administration and generally assist in the Fund operations.

Transfer Agency Agreement

ALPS also serves as the Transfer Agent to the Fund. Under the Transfer Agency Agreement, ALPS is responsible for maintaining all shareholder records of the Fund.

NOTE 6 — INVESTMENT TRANSACTIONS

Investment transactions for the year ended December 31, 2020, excluding U.S. Government Obligations and short-term investments, were as follows:

Cost of Investments Purchased	Proceeds from Investments Sold
$6,541,987	$828,321

Annual Report | December 31, 2020	25

X-Square Balanced Fund	Notes to Financial Statements

December 31, 2020

Purchases and sales of U.S. Government Obligations for the year ended December 31, 2020 were as follows:

Cost of Investments Purchased	Proceeds from Investments Sold
$2,686,309	$–

NOTE 7 — RISKS AND UNCERTAINTIES

The business results of operations and financial condition of the Fund may be adversely affected by public health epidemics, such as the COVID-19 pandemic. A public health crisis poses the risk that the Fund, it’s employees, business partners and investors may be prevented from conducting business activities for an indefinite period, including due to lockdowns that may be requested or mandated by governmental authorities. As of the date of issuing these financial statements, the Fund has not experienced financial losses or disruptions in operations that may adversely affect the Fund’s performance.

NOTE 8 — SUBSEQUENT EVENTS

The Adviser has evaluated subsequent events through the date of issuance of the financial statements included herein. There have been no subsequent events that occurred during such period that would require disclosure or would be required to be recognized in the financial statements.

26	www.xsquarecapital.com

Report of Independent Registered

X-Square Balanced Fund	Public Accounting Firm

To the Shareholders and Board of Managers of
X-Square Balanced Fund, LLC:

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of X-Square Balanced Fund, LLC (the “Fund”), including the schedule of investments as of December 31, 2020, the related statements of operations and changes in net assets for the year ended December 31, 2020 and for the period November 4, 2019 to December 31, 2019, and the related notes (collectively referred to as the “financial statements”) and the financial highlights for the year ended December 31, 2020 and for the period November 4, 2019 to December 31, 2019. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of operations, changes in net assets and the financial highlights for the year ended December 31, 2020 and for the period November 4, 2019 to December 31, 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Company’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and broker. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2019.

/s/ BDO Puerto Rico, PSC

San Juan, Puerto Rico
February 24, 2021

Certified Public Accountants
(of Puerto Rico)
License No. 53 expires December 1, 2021
Stamp E415036 of the P.R. Society of
Certified Public Accountants has been
affixed to the file copy of this report

Annual Report | December 31, 2020	27

X-Square Balanced Fund	Additional Information

December 31, 2020 (Unaudited)

PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT within 60 days after the end of the period. Copies of the Fund’s Form N-PORT are available without a charge, upon request, by contacting the Fund at 1-787-282-1621 and on the SEC’s website at http://www.sec.gov.

PROXY VOTING

A description of the Fund’s proxy voting policies and procedures is available (1) without charge, upon request, by calling 1-787-282-1621, (2) on the Fund’s website located at http://www.xsquarecapital.com, or (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve-month period ended June 30 will be available on the SEC’s website at http://www.sec.gov.

BOARD OF MANAGERS’ CONSIDERATIONS IN APPROVING THE INVESTMENT MANAGEMENT AGREEMENT

At an in-person meeting (the “Meeting”) of the Board of Managers (the “Board”) held on March 8, 2019, the Board, including a majority of those managers of the X-Square Balanced Fund, LLC (the “Fund”) who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Managers”) of the Fund and X-Square Capital, LLC (the “Adviser”) considered and approved the Fund’s investment management agreement (“Management Agreement”) between the Fund and the Adviser. Throughout their deliberations, the Board also recalled its previous discussions with representatives of the Adviser at the Fund’s organizational Board meeting (the “Organizational Meeting” and together with the Meeting, the “Meetings”).

In addition to evaluating, among other things, the written information provided by the Adviser, the Board also considered the presentations from the Adviser at the Meetings on the services proposed to be provided to the Fund. The Independent Managers also met separately in an executive session at both Meetings to review and consider the information provided regarding the Management Agreement. Based on their review, the Board and the Independent Managers determined to approve the Management Agreement at the Meeting. In its deliberations, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together. The material factors and conclusions that formed the basis for the Board’s determinations are discussed below.

NATURE, EXTENT AND QUALITY OF SERVICES
The Board reviewed and considered the nature and extent of the investment advisory services proposed to be provided by the Adviser to the Fund under the Management Agreement, including the selection of Fund investments. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services to be provided by the Adviser, including, among other things, providing office facilities, equipment and personnel. The Board noted that the Adviser would also provide administrative services to the Fund to ensure compliance with the Puerto Rico Investment Companies Act of 2013 (the “Puerto Rico Act”). The Board also reviewed and considered the qualifications of the key personnel of the Adviser who would provide the investment advisory and/or administrative services to the Fund. The Board determined that the Adviser’s key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Adviser’s familiarity with the Puerto Rico Act was specifically noted by the Board in considering the quality of services to be provided. The Board also took into account the Adviser’s compliance policies and procedures, including the procedures used to determine the value of the Fund’s investments. The Board concluded that the overall quality of the advisory and administrative services to be provided was satisfactory.

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X-Square Balanced Fund	Additional Information

December 31, 2020 (Unaudited)

PERFORMANCE
The Board considered the investment experience of the Adviser as well as the performance of other investment products managed by the Adviser. It was noted that the Adviser did not currently manage other open-end funds with similar investment objectives and strategies as the Fund, but the Board reviewed the performance of two other products managed by the Adviser, which in the Adviser’s view, utilize certain strategies that may be utilized by the Fund. Because the Fund had not yet commenced operations, the Board was not able to review Fund performance.

FEES AND EXPENSES RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER INVESTMENT MANAGERS
The Board reviewed the advisory fee rates and expected total expense ratio of the Fund. The Board compared the advisory fee and pro-forma total expense ratio for the Fund with various comparative data, including a report of other comparable funds and information with respect to other funds managed by the Adviser. The Board noted that the Fund would be more expensive than many similar funds registered under the 1940 Act from both an administrative standpoint and due to investment limitations imposed by both the 1940 Act and the Puerto Rico Act. The Board considered its discussions with management earlier during the Meeting and during the Organizational Meeting and the materials that the Adviser provided for both Meetings with respect to the Fund’s fees and expenses. After extensive discussion, the Board concluded that the advisory fees to be paid by the Fund and pro-forma total expense ratio were reasonable in light of the services proposed to be provided, particularly considering the unique regulatory structure of the Fund.

BREAKPOINTS AND ECONOMIES OF SCALE
The Board reviewed the structure of the Fund’s investment management under the Management Agreement. The Board considered the Fund’s advisory fees and concluded that the fees were reasonable and satisfactory in light of the services to be provided. The Board also determined that, since the Fund has no assets, economies of scale were not present at this time.

PROFITABILITY OF INVESTMENT MANAGER AND AFFILIATES
Due to the fact that operations for the Fund had not yet commenced, the Board made no determination with respect to profitability.

ANCILLARY BENEFITS AND OTHER FACTORS
The Board also discussed other benefits to be received by the Adviser from its management of the Fund, including, without limitation, the ability to market its advisory services for similar products in the future and the potential growth of the Adviser’s assets under management, which could allow the Adviser to enter into a wider distribution network. After discussion, the Board concluded that the advisory fees were reasonable in light of the fall-out benefits.

Annual Report | December 31, 2020	29

X-Square Balanced Fund	Additional Information

December 31, 2020 (Unaudited)

GENERAL CONCLUSION
Based on its consideration of all factors that it deemed material, and assisted by the advice of its counsel, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve the Management Agreement for an initial two-year term.

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X-Square Balanced Fund	Managers and Officers

December 31, 2020 (Unaudited)

Overall responsibility for management of the Fund rests with the members of the Board (the “Managers”), who are elected by the shareholders of the Fund, unless appointed to fill a vacancy in accordance with the limited liability company agreement of the Fund and the 1940 Act. The Fund is managed by the Board in accordance with the laws of the Commonwealth of Puerto Rico. There are currently three (3) Managers, two (2) of whom are not “interested persons” (as defined in the 1940 Act) of the Fund (the “Independent Managers”). The Managers, in turn, elect the officers of the Fund to supervise actively its day-to-day operations.

The following table lists each Manager, his or her year of birth, position with the Fund, principal occupations during the past five years, and other directorships. Each Manager oversees the Fund. There is no defined term of office, and each Manager serves until the earlier of his resignation, retirement, removal, death, or the election of a qualified successor. Each Manager’s address is c/o X-Square Balanced Fund, Popular Center Building, 209 Munoz Rivera, Suite 1111, San Juan, Puerto Rico 00918. The Fund’s Statement of Additional Information includes additional information about Fund Managers and is available, without charge, upon request by calling 1-787-282-1621.

INDEPENDENT MANAGERS

Name (Birth Year)	Positions Held with the Fund and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Manager	Other Directorships held by Manager During Last Five Years
Fernando Nido (1959)	Manager since 2019	Managing Partner, Deloitte & Touche LLP, Puerto Rico until 2014; currently independent consultant.	1	Trans-Oceanic Life Insurance Company
Luis Roig (1959)	Manager since 2019	Managing Director and CFO, Santander Securities LLC from 2013 until 2016; Chief Financial Officer, Americas Leading Finance LLC since 2016.	1	None

INTERESTED MANAGERS

Name (Birth Year)	Positions Held with the Fund and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Manager	Other Directorships held by Manager During Last Five Years
Ignacio Canto (1983)	Manager and President, since 2019	President of X-Square Capital, LLC since 2013.	1	Director of X2 Alternative Dividend Alpha Fund, Inc.

*	The “Fund Complex” consists of the Fund.

**	An “interested person,” as defined by the 1940 Act. Mr. Canto is deemed to be an “interested” Manager because he is the owner of all membership interests of the Adviser and also serves as its President, Treasurer and sole director.

Annual Report | December 31, 2020	31

X-Square Balanced Fund	Managers and Officers

December 31, 2020 (Unaudited)

OFFICERS

Name (Birth Year)	Position/Term of Office*	Principal Occupation During the Past Five Years
Ignacio Canto (1983)	President since 2019	President of X-Square Capital, LLC since 2013.
Ruben Tapia (1986)	Treasurer since 2019	Chief Compliance Officer and Chief Financial Officer of X-Square Capital, LLC since 2018. Vice President of Finance, Premier Warranty Services from 2015 to 2018. Insurance Broker for Banco Popular de Puerto Rico from 2013 to 2015.
Gabriel Medina (1989)	Secretary since 2019	Portfolio Manager of X-Square Capital, LLC since 2018. Chief Compliance Officer of X-Square Capital, LLC from 2015 to 2018. Analyst at Accenture from 2014 to 2015.
Lucas D. Foss (1977)	Chief Compliance Officer, since 2019	Deputy Chief Compliance Officer, ALPS Holdings, Inc. since December 2017. Mr. Foss joined ALPS in November 2017 as Vice President and Deputy Chief Compliance Officer. Prior to his current role, Mr. Foss served as the Director of Compliance at Transamerica Asset Management (July 2015- November 2017). Deputy Chief Compliance Officer at ALPS (September 2012 – June 2015). Mr. Foss is also CCO of Harvest Volatility Edge Trust, ALPS Series Trust, Clough Funds Trust, Clough Global Equity, Clough Global Opportunities Fund and Clough Global Dividend and Income Fund.

32	www.xsquarecapital.com

Must be accompanied or preceded by a Prospectus.

 ALPS Distributors, Inc. is the Distributor for the X-Square Balanced Fund.

(b)	N/A

Item 2.	Code of Ethics.

(a)	The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

(b)	Not applicable.

(c)	During the period covered by this report, no amendments to the provisions of the code of ethics referred to above in Item 2(a) were made.

(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics referred to above in Item 2(a) were granted.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics is attached as Exhibit 13(a)(1) hereto.

Item 3.	Audit Committee Financial Expert.

The Board of Managers (“Board”) of the Registrant has determined that the Registrant has at least one Audit Committee Financial Expert serving on its audit committee. The Board has designated Fernando Nido and Luis Roig as the Registrant’s Audit Committee Financial Experts. Messrs. Nido and Roig are “independent” as that term is defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees: Audit fees billed for the Registrant’s fiscal year ended December 31, 2020 and the fiscal year ended December 31, 2019 were $33,000 and $28,500, respectively. These amounts represent aggregate fees billed by the Registrant’s then-existing independent registered public accounting firm, (the “Accountant”) in connection with the annual audit of the Registrant’s financial statements and for services normally provided by the Accountant in connection with the Registrant’s statutory and regulatory filings for that fiscal year.

(b)	Audit-Related Fees: The aggregate fees billed for the Registrant's fiscal years ended December 31, 2020 and December 31, 2019 for assurance and related services by the Accountant reasonably related to the performance of audit of the Registrant's financial statements and not reported under Paragraph (a) of this Item were $0 and $0, respectively. Such services consisted of a report of the Fund's transfer agent internal controls pursuant to rule 17AD-13, annual report review and a report on the Fund's anti-money laundering controls and policies.

(c)	Tax Fees: For the Registrant’s fiscal years ended December 31, 2020 and December 31, 2019, the aggregate fees billed for professional services rendered by the Accountant for tax compliance, tax advice and tax planning were $0 and $4,000, respectively. The fiscal year 2020 and 2019 tax fees were for services pertaining to federal and state income tax return review, review of year-end dividend distributions and excise tax preparation.

(d)	All Other Fees: For the Registrant’s fiscal years ended December 31, 2020 and December 31, 2019, aggregate fees billed to the Registrant by the principal accountant for services provided by the principal accountant other than the services reported in paragraphs (a) through (c) of this Item 4 were $0 and $0, respectively.

(e)	(e)(1) Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant's principal accountant must be pre-approved by the Registrant's Audit Committee.

(e)(2)	No services described in paragraphs (b) through (d) of this Item 4 were approved by the Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	Not applicable.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

(a)	Not applicable to the Registrant.

(b)	Not applicable to the Registrant

Item 6.	Investments.

(a)	Schedule of Investments (as set forth in 17 CFR 210.12-12) is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable to the Registrant.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.	Submission of Matters to Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Managers, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There was no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-end Management Investment Companies.

Not applicable to the Registrant.

Item 13.	Exhibits.

(a)(1)	The Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer is attached hereto as Exhibit 13(a)(1).

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

X-Square Balanced Fund, LLC

By:	/s/ Ignacio Canto
Ignacio Canto
Principal Executive Officer/President

Date:	March 5, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Ignacio Canto
Ignacio Canto
Principal Executive Officer/President

Date:	March 5, 2021

By:	/s/ Ruben Tapia
Ruben Tapia
Principal Financial Officer/Treasurer

Date:	March 5, 2021